PRESIDENT'S MESSAGE

Dear Investor:

I am pleased to present the Annual Report to Stockholders for Liberty Term Trust, Inc. -- 1999 for the 12-month period ended December 31, 1996. The report begins with a review of the fund's objective and investments, and includes a complete listing of its portfolio and financial statements.

As a closed-end investment company, Liberty Term Trust, Inc. -- 1999 pursues high monthly income and seeks to return full value of the principal of your shares in the year 1999. At the end of the reporting period, 92.0% of the Fund's net assets were invested in U.S. government agency securities. The remaining assets were invested in AAA-rated long-term municipal securities, a collateralized mortgage obligation, mutual fund shares, and a repurchase agreement.

Over the reporting period, dividends paid to stockholders by the Fund's portfolio of investments totaled $0.42 per share. At the end of the reporting period, total assets stood at $42 million.

Shares are actively traded on the New York Stock Exchange under the symbol LTT, and can be purchased through your investment representative. Thank you for pursuing investment income through Liberty Term Trust Inc., -- 1999. Your comments or suggestions are always welcome.

Sincerely,

[Graphic]

Richard B. Fisher
President
February 15, 1997

INVESTMENT REVIEW

The U.S. Treasury market in 1996 offered lackluster returns to investors versus 1995's awesome returns and played second fiddle to the stellar gains in the equity market. Shorter duration U.S. Treasuries posted slightly positive returns while the longer end of the curve produced negative returns. The theme throughout 1996 was a trading range environment, amidst swift and sharp market movements based on shifting Fed expectations. Given this environment, the mortgage-backed securities sector was the best performing fixed income sector during 1996. On a total rate of return basis for the year, mortgages outperformed their Treasury counterparts by over 200 basis points. The fundamentals and technicals in the mortgage market were attractive for most of 1996 with relatively benign prepayment rates.

The Fund during this annual reporting period continued its overweight in mortgage-backed securities as well as its share repurchase program. During the fiscal year, the Fund repurchased 621,800 shares, 11.1% of those originally issued. The Fund intends to continue repurchasing shares offered at a discount to net asset value as a means of increasing shareholder value. Transaction activity also included purchases of other target term funds, closed-end investment companies, with comparable investment objectives and policies which were selling at 10-15 percent discounts to net asset value. Effective as of February 11, 1997, the Fund has received an exemptive order from the SEC to allow the Fund to invest up to 75% of its assets (measured at the time of purchase) in target term fund. Certain of these target term fund may hold securities that, after initial purchase, are downgraded below investment grade. The Board has authorized the Fund to purchase these target term fund. The Fund intends to increase its purchases of target term fund securities if discounts to net asset value continue to be attractive.

Given the events in the bond market over the last several years, the Fund's net asset value has not returned to the highs of 1993. A combination of unprecedented mortgage prepayments in 1993 and a severe bear market in fixed income securities in 1994 caused the Fund and other target term funds investing in mortgage-backed securities to realize significant losses. Therefore, it will be difficult for the Fund to meet its investment objective by 1999.
The Fund's investment adviser will continue to review the Fund's investment policies and limitations and may recommend further changes that, in the adviser's opinion, could enhance the Fund's ability to offset its current realized losses.

LIBERTY TERM TRUST, INC. -- 1999
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996

    PRINCIPAL
      AMOUNT                                                                                    CREDIT
    OR SHARES                                                                                   RATING*             VALUE
 LONG-TERM MUNICIPAL OBLIGATIONS -- 12.1%
                  PENNSYLVANIA -- 3.0%
 $     1,400,000  Allegheny County, PA, Sanitary Authority Sewer Revenue
                  Bonds, Series A, 12/1/1999                                                    AAA/Aaa          $ 1,236,522
                  TEXAS -- 3.2%
       1,500,000  Austin, TX, Capital Appreciation Refunding &
                  Improvement LT GO Bonds (FGIC Insured), 9/1/1999                              AAA/Aaa            1,338,324
                  UTAH -- 5.9%
       2,770,000  Utah Associated Municipal Power Systems Revenue Bonds,
                  (Hunter Project)/(AMBAC Insured), 7/1/1999                                    AAA/Aaa            2,486,546
                    TOTAL LONG-TERM MUNICIPAL OBLIGATIONS
                    (IDENTIFIED COST $4,966,005)                                                                   5,061,392
                  MUTUAL FUND ISSUES -- 5.0%
         150,000  Hyperion 1999 Term Trust, Inc.                                                   --                993,750
         125,000  Income Opportunities Fund 1999                                                   --              1,125,000
                   TOTAL MUTUAL FUND ISSUES (IDENTIFIED COST $2,032,500)                                           2,118,750
 U.S. GOVERNMENT AGENCY OBLIGATIONS -- 92.0%
                  FEDERAL HOME LOAN MORTGAGE CORP. -- 9.1%
       3,900,000  6.50%, 1/1/2026                                                                  --              3,831,789
                  FEDERAL HOME LOAN MORTGAGE CORP. REMIC -- 11.0%
       7,227,728  0%, Series 1686-B, 2/15/2024 (Principal Only)                                    --              3,217,495
       7,724,732  8.00%, Series 1752-C, 12/15/2023 (Interest Only)                                 --              1,390,452
                   Total                                                                                           4,607,947
                  FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 27.7%
       6,752,466  5.00%, 8/1/2001                                                                  --              6,469,673
       5,300,000  7.00%, 2/1/2026                                                                  --              5,185,732
                     Total                                                                                        11,655,405
                  LIBERTY TERM TRUST, INC. -- 1999

     PRINCIPAL
      AMOUNT                                                                                    CREDIT
    OR SHARES                                                                                   RATING*             VALUE
U.S. GOVERNMENT AGENCY OBLIGATIONS -- CONTINUED
                  FEDERAL NATIONAL MORTGAGE ASSOCIATION REMIC -- 43.7%
 $     6,275,644  0%, Series 1996-43A, 10/25/2003 (Principal Only)                                 --           $  4,947,906
      10,420,002  0%, Series 199645-N, 6/25/2023 (Principal Only)                                  --              7,474,684
      17,921,523  7.50%, Series 272-2, 7/1/2026 (Interest Only)                                    --              5,902,991
                   Total                                                                                          18,325,581
                  U.S. TREASURY NOTES -- 0.5%
         200,000  6.125%, 7/31/2000                                                                --                200,204
                   TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
                   (IDENTIFIED COST $38,414,821)                                                                  38,620,926
                  COLLATERALIZED MORTGAGE OBLIGATION -- 12.0%
       5,049,310  Residential Acredit Loans, Inc., Series 96-QS8 A3, 7.05%,
                  12/25/2026                                                                     AAA/AAA           5,030,375
                   TOTAL COLLATERALIZED MORTGAGE OBLIGATION
                   (IDENTIFIED COST $5,052,466)                                                                    5,030,375
 (A)REPURCHASE AGREEMENT -- 1.2%
         495,000  BT Securities Corporation, 6.90%, dated 12/31/1996,
                  due 1/2/1997 (AT AMORTIZED COST)                                                 --                495,000
                   TOTAL INVESTMENTS (IDENTIFIED COST $50,960,792)(B)                                            $51,326,443


(a) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

(b) The cost of investments for federal tax purposes amounts to $50,960,792. The net unrealized appreciation of investments on a federal tax basis amounts to $365,651 which is comprised of $666,759 appreciation and $301,108 depreciation at December 31, 1996.

* Please refer to the Appendix of the Statement of Additional Information for an explanation of the credit ratings. Current credit ratings are unaudited.

Note: The categories of investments are shown as a percentage of net assets ($41,956,813) at December 31, 1996.

LIBERTY TERM TRUST, INC. -- 1999

The following acronyms are used throughout this portfolio:

AMBAC -- American Municipal Bond Assurance Corporation
FGIC -- Financial Guaranty Insurance Company
GO -- General Obligation
LT -- Limited Tax
REMIC -- Real Estate Mortgage Investment Conduit

(See Notes which are an integral part of the Financial Statements)

LIBERTY TERM, TRUST, INC. -- 1999
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1996

 ASSETS:
 Total investments in securities, at value (identified and tax cost $50,960,792)                         $51,326,443
 Cash                                                                                                          4,888
 Income receivable                                                                                           206,408
 Receivable for daily variation margin                                                                        46,875
    Total assets                                                                                          51,584,614
 LIABILITIES:
 Payable for investments purchased                                                    $ 9,370,008
 Payable for shares redeemed                                                              235,471
 Income distribution payable                                                                9,612
 Accrued expenses                                                                          12,710
    Total liabilities                                                                                      9,627,801
 Net Assets for 4,913,018 shares outstanding                                                             $41,956,813
 NET ASSETS CONSIST OF:
 Paid in capital                                                                                         $48,497,430
 Net unrealized appreciation of investments and futures contracts                                            492,697
 Accumulated net realized loss on investments and futures contracts                                       (7,200,731)
 Accumulated undistributed net investment income                                                             167,417
    Total Net Assets                                                                                     $41,956,813
 NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
 $41,956,813 / 4,913,018 shares outstanding                                                                    $8.54

(See Notes which are an integral part of the Financial Statements)

LIBERTY TERM TRUST, INC. -- 1999
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1996

 INVESTMENT INCOME:
 Dividends                                                                                                $  117,901
 Interest                                                                                                  2,776,119
    Total income                                                                                           2,894,020
 EXPENSES:
 Investment advisory fee                                                               $ 222,310
 Administrative personnel and services fee                                               125,000
 Custodian fees                                                                           21,961
 Transfer and dividend disbursing agent fees and expenses                                 23,256
 Directors'/Trustees' fees                                                                 9,126
 Auditing fees                                                                            17,500
 Legal fees                                                                               18,750
 Portfolio accounting fees                                                                47,745
 Share registration costs                                                                    272
 Printing and postage                                                                     14,537
 Insurance premiums                                                                        2,885
 Taxes                                                                                     4,296
 Miscellaneous                                                                            23,459
    Total expenses                                                                       531,097
 Waiver of investment advisory fee                                                      (128,983)
    Net expenses                                                                                             402,114
        Net investment income                                                                              2,491,906
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS:
 Net realized loss on investments and futures contracts                                                     (200,620)
 Net change in unrealized appreciation of investments and futures contracts                                 (656,479)
    Net realized and unrealized loss on investments and futures contracts                                   (857,099)
        Change in net assets resulting from operations                                                    $1,634,807

(See Notes which are an integral part of the Financial Statements)

LIBERTY TERM TRUST, INC. -- 1999
STATEMENT OF CHANGES IN NET ASSETS

                                                                                             YEAR ENDED
                                                                                             DECEMBER 31,
                                                                                       1996               1995
 INCREASE (DECREASE) IN NET ASSETS:
 OPERATIONS --
 Net investment income                                                             $  2,491,906        $ 2,822,610
 Net realized gain (loss) on investments and futures contracts
 ($284,843 net gain and $992,239 net loss, respectively, as
 computed for federal tax purposes)                                                    (200,620)           568,549
 Net change in unrealized appreciation (depreciation) of
 investments and futures contracts                                                     (656,479)         2,261,435
   Change in net assets resulting from operations                                     1,634,807          5,652,594
 DISTRIBUTIONS TO SHAREHOLDERS --
 Distributions from net investment income                                            (2,181,152)        (2,473,079)
 SHARE TRANSACTIONS --
 Cost of shares reacquired from shareholders                                         (4,854,014)          (673,763)
   Change in net assets resulting from share transactions                            (4,854,014)          (673,763)
     Change in net assets                                                            (5,400,359)          2,505,752
 NET ASSETS --
 Beginning of period                                                                 47,357,172          44,851,420
 End of period (including undistributed net investment
 income of $167,417 and $94,205, respectively)                                      $41,956,813         $47,357,172

(See Notes which are an integral part of the Financial Statements)

LIBERTY TERM TRUST, INC. -- 1999
FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                           YEAR ENDED DECEMBER 31,
                                                         1996       1995         1994         1993         1992(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                   $ 8.56     $ 7.97       $ 9.10       $ 9.09        $ 9.50
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                   0.48       0.50         0.66         0.78          0.60
  Net realized and unrealized gain (loss) on
  investments and futures contracts                      (0.08)      0.53        (1.19)       (0.02)        (0.42)
  Total from investment operations                        0.40       1.03        (0.53)        0.76          0.18
 LESS DISTRIBUTIONS
  Distributions from net investment income               (0.42)     (0.44)       (0.60)       (0.75)        (0.59)
 NET ASSET VALUE, END OF PERIOD                         $ 8.54     $ 8.56       $ 7.97       $ 9.10        $ 9.09
 MARKET VALUE, PER SHARE END OF PERIOD                  $ 7.88     $ 7.38       $ 7.13       $ 8.63        $10.25
 TOTAL INVESTMENT RETURNS(B)
  Based on net asset value per share                      4.78%     12.92%       (6.20%)       8.73%         1.75%
  Based on market value per share                        12.14%      9.68%      (10.43%)      (8.49%)        8.90%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                0.90%      0.90%        0.90%        0.90%         0.90%*
  Net investment income                                   5.60%      6.07%        7.83%        8.46%         8.65%*
  Expense waiver/reimbursement(c)                         0.29%      0.25%        0.24%        0.40%         0.18%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)              $41,957    $47,357      $44,851      $51,175       $51,132
  Average commission rate paid(d)                      $0.0500        --           --           --            --
  Portfolio turnover                                       252%       238%         393%         402%          164%


* Computed on an annualized basis.

(a) Reflects operations for the period from April 4, 1992 (date of initial public investment) to December 31, 1992.

(b) Total return based on market value per share is calculated using purchase of common stock at the current market price on the first day and sale at the current market price as of the last day of the period, and reinvestment of all dividends and distributions at prices that were obtained by the Fund's dividend reinvestment plan. Total return based on net asset value per share is calculated using purchase of common stock at the current net asset value on the first day and a sale at the net asset value as of the last day of the period, and reinvestment of all dividends and distributions at prices that were obtained by the Fund's dividend reinvestment plan.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(d) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged. This disclosure is required for fiscal years beginning on or after September 1, 1995.

(See Notes which are an integral part of the Financial Statements)

LIBERTY TERM TRUST, INC. -- 1999
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1996

1. ORGANIZATION

Liberty Term Trust, Inc. -- 1999 (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, closed-end management investment company. The investment objective of the Fund is to pursue high monthly income and seeks to return full value of the principal of the shares in the year 1999.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS -- Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. U.S. government and agency securities, are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Investments in closed-end investment companies are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value.

REPURCHASE AGREEMENTS -- It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS -- Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for non-taxable income. The following reclassifications have been made to the financial statements.

                INCREASE (DECREASE)
                                    UNDISTRIBUTED NET
 PAID-IN CAPITAL                    INVESTMENT INCOME
    $237,542                            $(237,542)

Net investment income, net realized gains/losses, and net assets were not affected by this reclassification.

FEDERAL TAXES -- It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

At December 31, 1996, the Fund, for federal tax purposes, had a capital loss carryforward of $6,701,763, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

 EXPIRATION YEAR                   EXPIRATION AMOUNT
      2000                            $  686,616
      2002                            $5,022,908
      2003                            $  992,239

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS -- The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

FUTURES CONTRACTS -- The Fund purchases U.S. government securities futures contracts to hedge fluctuations in the market value of certain portfolio securities. Upon entering into U.S. government securities futures contracts with a broker, the Fund may be required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. For the period ended December 31, 1996, the Fund had realized losses on future contracts of $257,747.

At December 31, 1996, the Fund had outstanding Futures Contracts as set forth below:

                                                                                  UNREALIZED
 EXPIRATION DATE     CONTRACTS TO DELIVER     TOTAL FACE VALUE     POSITION      APPRECIATION
 March 1997        60 U.S. 10 Year T-Notes       $6,674,546          Short         $127,046


Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities.

DOLLAR ROLL TRANSACTIONS -- The Fund enters into dollar roll transactions, with respect to mortgage securities issued by GNMA, FNMA and FHLMC, in which the Fund sells mortgage securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. Dollar roll transactions are short-term financing arrangements which will not exceed twelve months. The Fund will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Fund's current yield and total return.

USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER -- Investment transactions are accounted for on the trade date.

3. CAPITAL STOCK

At December 31, 1996, there were 1,000,000,000 shares of $0.001 par value capital stock authorized.

                                                         WEIGHTED
                       SHARES        AVERAGE PRICE       AVERAGE
 YEAR ENDED          REACQUIRED        PER SHARE         DISCOUNT
 December 31, 1995     90,200           $7.49             12.36%
 December 31, 1996    621,800           $7.81              8.71%

As of December 31, 1996, the Fund has reacquired a total of 712,000 shares of capital stock.

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE -- Federated Advisers, the Fund's investment adviser, (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.50% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Kathleen M. Foody-Malus has been the Fund's portfolio manager since June 1994. Ms. Foody-Malus joined Federated Investors in 1983 and has been a Vice President of the Fund's investment adviser since 1993. Ms. Foody-Malus served as an Assistant Vice President of the investment adviser from 1990 until 1992. Ms. Foody-Malus received her M.B.A. in Accounting/Finance from the University of Pittsburgh.

Susan M. Nason has been the Fund's portfolio manager since June 1994. Ms. Nason joined Federated Investors in 1987 and has been a Vice President of the Fund's investment adviser since 1993. Ms. Nason served as an Assistant Vice President of the investment analyst. Ms. Nason is a Chartered Financial Analyst and received her M.B.A. in Industrial Administration from Carnegie Mellon University.

ADMINISTRATIVE FEE -- Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

SHAREHOLDER SERVICES FEE -- Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. For the year ended December 31, 1996, the Fund shares did not incur a shareholder services fee.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES -- FServ through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES -- FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

GENERAL -- Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities for the period ended December 31, 1996, were as follows:

PURCHASES                                                      $115,633,376
SALES                                                          $111,727,506

6. DIVIDEND REINVESTMENT PLAN
Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"), a stockholder may elect to have all dividends (including capital gains distributions) automatically reinvested by State Street Bank and Trust Company, as agent for stockholders (the "Plan Agent"), in additional Shares of Common Stock ("Shares") of the Fund. A stockholder who does not elect to participate in the Plan will receive all such amounts in cash paid by check mailed directly to the stockholder of record (or if the shares are held in street or nominee name, then to the nominee) by the Plan Agent. Stockholders whose shares are registered in their own names may elect to participate in the Plan by sending written instructions to the Plan Agent at the address set forth below. Stockholders whose shares are held of record by brokers, nominees or otherwise in "street name" should contact such brokers or nominees and request that they make arrangements to participate in the Plan on such stockholders' behalf. Upon transferring your shares between or among brokers or nominees, please note that these transferees may be unable to participate in the Plan. If your brokerage firm, bank or other nominee is unable to participate in the Plan, you may request your nominee to re-register the shares in your own name so that you may take advantage of the Plan. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise, such termination will be effective with respect to any subsequently declared dividend or distribution.

Whenever the Fund declares an income dividend or capital gains distribution (collectively referred to as "dividends"), non-participants in the Plan will receive cash and participants will receive the equivalent in shares. The shares will be acquired by the Plan Agent for the participant's account by the purchase of outstanding shares on the open market on the New York Stock Exchange or elsewhere. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the shares, the average purchase price per share paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase shares in the open market within 30 days of the dividend payment date. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases. Interest will not be paid on any uninvested cash payments. Dividends are expected to be paid monthly. Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account; or if a participant so desires, the Plan Agent will sell his or her shares in the Plan and send the proceeds to the participant, less brokerage commissions. The Plan Agent may charge a service fee for performing this service.

The Plan Agent maintains all stockholders' accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by stockholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each stockholder's proxy will include those shares received pursuant to the Plan.

In the case of stockholders such as banks, brokers or nominees that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record stockholders as representing the total amount registered in the record stockholder's name and held for the account of beneficial owners who are to participate in the Plan.

The automatic reinvestment of dividends (including capital gains distributions) will not relieve participants of any income taxes that may be payable on such dividends.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. All correspondence concerning the Plan should be directed to State Street Bank and Trust Company, P.O. Box 8200, Boston, Massachusetts 02266-8200.

7. SUBSEQUENT EVENT

Effective February 11, 1997, the Fund received an exemptive order from the Securities and Exchange Commission. The order permits the Fund to invest in shares of target term trusts in quantities that exceed those allowed by statutory limitations. The Fund intends to make such purchases if discounts to net asset value are attractive.

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

To the Board of Directors and the Stockholders of LIBERTY TERM TRUST, INC. -- 1999:

We have audited the accompanying statement of assets and liabilities of Liberty Term Trust, Inc. -- 1999, including the portfolio of investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Liberty Term Trust, Inc. -- 1999 at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                                          ERNST & YOUNG LLP

Pittsburgh, Pennsylvania
February 11, 1997

TRUSTEES

John F. Donahue
Thomas G. Bigley
John T. Conroy, Jr.
William J. Copeland
J. Christopher Donahue
James E. Dowd
Lawrence D. Ellis, M.D.
Edward L. Flaherty, Jr.
Peter E. Madden
Gregor F. Meyer
John E. Murray, Jr.
Wesley W. Posvar
Marjorie P. Smuts

OFFICERS

John F. Donahue
Chairman

Richard B. Fisher
President

J. Christopher Donahue
Executive Vice President

Edward C. Gonzales
Executive Vice President

John W. McGonigle
Executive Vice President, Treasurer, and Secretary

S. Elliott Cohan
Assistant Secretary


                                                               LIBERTY TERM
                                                                TRUST, INC.
                                                                    -- 1999
                                                              ANNUAL REPORT
                                                            TO STOCKHOLDERS
                                                          DECEMBER 31, 1996

[Graphic]
Federated Investors

Federated Investors Tower
Pittsburgh, PA 15222-3779

Federated Securities Corp. is the distributor of the fund and is a subsidiary of Federated Investors.

[Graphic]

Cusip 531282101
2022001A (2/97)